SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 12, 1997

                               PP&L RESOURCES, INC.
                               --------------------
          (Exact Name of Registrant as Specified in Its Charter)


               Pennsylvania               1-11459             23-2758192
               ------------               -------             ----------
               (State or other          (Commission         (IRS Employer
               jurisdiction of          File Number)    Identification No.)
               incorporation)


              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)


     Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                          --------------

          ITEM 5.   OTHER EVENTS
                    ------------

                    On November 12, 1997, PP&L Resources, Inc. (the "Company") entered in to a Distribution Agreement among the Company, PP&L Capital Funding, Inc. ("PP&L Capital Funding"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, for the distribution, from time to time, of up to $400,000,000 aggregate principal amount of Medium-Term Notes, Series A (the "Notes") of PP&L Capital Funding. Such Notes will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Company. The Notes will be issued and sold pursuant to an Indenture, dated as of November 1, 1997, among the Company, PP&L Capital Funding and The Chase Manhattan Bank, as Trustee (the "Indenture"), as supplemented by Supplemental Indenture No. 1, dated as of the same date (the "Supplemental Indenture No. 1"). Such Distribution Agreement, Indenture, Supplemental Indenture No. 1 and an Officers' Certificate establishing the forms and certain terms of the Notes are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.



          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    -----------------------------------------------------
                    AND EXHIBITS
                    ------------

                    (c)  Exhibits

                         (1) Distribution Agreement, dated November 12, 1997, among PP&L Resources, Inc., PP&L Capital Funding, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

                         (4.1)     Indenture, dated as of November 1,
                                   1997, among PP&L Resources, Inc.,
                                   PP&L Capital Funding, Inc. and The
                                   Chase Manhattan Bank, as Trustee.

                         (4.2) Supplemental Indenture No. 1, dated as of November 1, 1997, among PP&L Resources, Inc., PP&L Capital
                                   Funding, Inc. and The Chase
                                   Manhattan Bank, as Trustee.

                         (4.3)     Officers' Certificate establishing
                                   the forms and terms of the Medium-
                                   Term Notes, Series A.

                                      SIGNATURES
                                      ----------


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PP&L Resources, Inc.





          Date: November 14, 1997       By: /s/ R.E. Hill
                                           -------------------------------

                                           R.E. Hill
                                           Senior Vice President-Financial

                               EXHIBIT INDEX

          Exhibit        Description
          -------        -----------


            1 Distribution Agreement, dated November 12, 1997, among PP&L Resources, Inc., PP&L Capital Funding, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

           4.1       Indenture, dated as of November 1,
                     1997, among PP&L Resources, Inc.,
                     PP&L Capital Funding, Inc. and The
                     Chase Manhattan Bank, as Trustee.

           4.2       Supplemental Indenture No. 1, dated
                     as of November 1, 1997, among PP&L
                     Resources, Inc., PP&L Capital
                     Funding, Inc. and The Chase
                     Manhattan Bank, as Trustee.

           4.3       Officers' Certificate establishing
                     the forms and terms of the Medium-
                     Term Notes, Series A.